Exhibit 10.51
                              CONSULTING AGREEMENT

         THIS AGREEMENT is entered into as of March 1, 2002 between JLB EQUITIES, INC., a Delaware corporation (the "Consultant") and THE CREDIT STORE, INC., a Delaware corporation (the "Corporation").

         WHEREAS, the Corporation desires to engage the services of the Consultant, and the Consultant is willing to render services to the Corporation upon the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

         1. Services. During the term of this Agreement, as set forth in Section 3 hereof, the Consultant shall make Jay L. Botchman available to perform such consulting services for the Corporation, provided, however, that the Jay L. Botchman shall not be required to render more than fifty (50) hours of consulting services per month to the Corporation. Subject to the fifty hour per month constraint set forth in the prior sentence, the Jay L. Botchman shall perform the consulting services upon reasonable notice at such times and such places as may be reasonably designated by the President of the Corporation. Upon the request of the Corporation any additional consulting services (over the fifty hours referred to) shall be performed at a mutually agreed upon time, place and compensation.

         2. Compensation and Expenses.
         -----------------------------

               (a) The Corporation shall compensate the Consultant at a rate equal to $25,000.00 per month (the "Consulting Fee") during the term of this Agreement. The Corporation shall pay the Consultant the Consulting Fee on a quarterly basis in advance.

               (b) The Corporation shall reimburse the Consultant for all direct out-of-pocket expenses of the Consultant actually and reasonably incurred in connection with the performance of services under this Agreement, including expenses relating to travel expenses, long distance telephone charges, postage and delivery charges and other similar expenses.

               (c) The Consultant shall submit invoices to the Corporation from time to time during the term of this Agreement, specifying the amount of expenses incurred by the Consultant in accordance with this Section 2. The invoices shall include receipts for each out-of-pocket expenditure of $100.00 or more. The Corporation shall remit payment for such expenses within fifteen (15) days after receipt of any such invoices submitted in compliance with the foregoing.


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         3. Term of Agreement. Subject to the termination provisions set forth in Section 4 hereof, this Agreement shall have a term of one year commencing on March 1, 2002, and ending on February 28, 2003.

         4. Termination. This Agreement may be terminated by the mutual written consent of the Corporation and the Consultant and the Corporation shall make all payments required by this Agreement through the date of such termination.

         5. Independent Status; Indemnification. (a) The relationship of the Consultant to the Corporation hereunder shall be that of an independent contractor. Nothing in this Agreement is intended or shall be construed to constitute the Consultant a common law employee, agent or partner of the Corporation nor shall the Consultant have authority to bind the Corporation in any respect.

               (b) The Consultant shall not be treated as an employee for United States federal or state tax purposes with respect to the services performed pursuant to this Agreement.

               (c) Nothing in this Agreement shall be construed to prevent the Consultant from concurrently providing any services to persons other than the Corporation, and the Corporation specifically acknowledges that the Consultant is or may be currently providing services to persons other than the Corporation.

               (d) The Corporation shall, to the fullest extent permitted by law, indemnify and hold harmless the Consultant against any loss, liability, claim, damage and expense, including reasonable attorneys' fees and the other cost of defense, incurred in the course of the performance in good faith by the Consultant of any services hereunder. Any legal fees incurred by the Consultant in the enforcement of this or any other provision of this Agreement shall be promptly reimbursed by the Corporation as the same are incurred.

         6. Assignment. The Consultant, except with the prior consent of the Corporation, may not assign this Agreement.

         7. Confidential Information. Consultant shall use material non-public information provided to Consultant (either orally or in writing) by the Corporation ("Confidential Information") solely for the purpose of providing advice to the Corporation, and for no other purpose. Consultant shall keep all Confidential Information secret and confidential and shall not disclose it to anyone outside of the Corporation without the prior authorization of the Corporation. Upon notice from the Corporation to Consultant (i) Consultant will either destroy or return to the Corporation the Confidential Information which is in tangible form, including any copies which Consultant may have made, and Consultant will destroy all abstracts, summaries thereof or references thereto in Consultant's documents, and certify to the Corporation that Consultant have done so, and (ii) Consultant will not use the Confidential Information for any purpose whatsoever.


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         8. Notices. All notices provided for hereunder shall be mailed by first-class mail, postage prepaid, or transmitted by telegram, telecopier, telex or hand delivery, addressed as follows:

                  If to the Corporation:

                           The Credit Store, Inc.
                           3401 North Louise Avenue
                           Sioux Falls, S.D. 57107
                           Attention: Chief Financial Officer

                  If to the Consultant:

                           J.L.B. Equities, Inc.
                           555 White Plains Road
                           2nd Floor
                           Tarrytown, NY 10591

Each party may designate by notice in writing as aforesaid a new addresses to which any notice may be given, served or sent. Each notice which shall be mailed or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to or received by the addressee, or at such time as delivery is refused by the addressee upon presentation.

         9. Changes. No modification, amendment or waiver of any provision of this Agreement or termination of this Agreement shall be effective unless reduced to writing and signed by both parties. The Corporation's or Consultant's failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision and shall not affect the right of the Corporation or the Consultant thereafter to enforce any such provision in accordance with its terms.

         10. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed, interpreted and enforced in accordance with, and governed by the laws of the State of South Dakota, (exclusive of the choice of laws rules thereof.)

         11. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement, and this Agreement supersedes all prior understandings and agreements with respect to the matters provided for herein.

         IN WITNESS WHEREOF, this Agreement has been executed by each party's duly authorized officer as of the date first above written.



                                          JLB EQUITIES, INC.

                                          By  /s/ Jay L. Botchman
                                              ------------------------------
                                                  Jay L. Botchman, President


                                          THE CREDIT STORE, INC.

                                          By  /s/ Kevin T. Riordan
                                              ------------------------------
                                                  Kevin T. Riordan